UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SMEAD FUNDS TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 240.0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule.0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

SMEAD FUNDS TRUST

Smead International Value Fund

Smead Value Fund

Smead Capital Management, Inc.

2777 East Camelback Road, Suite 375

Phoenix, AZ 85016

Dear Shareholder:

You are cordially invited to vote your proxy or attend a Joint Special Meeting of Shareholders (the “Meeting”) of the above-named series (each, a “Fund” and, collectively, the “Funds”) of Smead Funds Trust (the “Trust”). The Meeting will be held at 10:00 a.m. Mountain Time on March 10, 2023 at the offices of Smead Capital Management, Inc., 2777 East Camelback Road, Suite 375, Phoenix, Arizona 85016. You have received this letter because you were invested in one or both Funds on December 15, 2022 (the “Record Date”).

As discussed in more detail in the enclosed Proxy Statement, shareholders of each Fund are being asked to consider and act upon the following proposals (each, a “Proposal” and collectively, the “Proposals”) at the Meeting:

1.	To approve an amendment to the fundamental investment policy regarding industry concentration;

2.	To approve an amendment to the Trust’s Declaration of Trust to lower the quorum requirement for a shareholders’ meeting from 33-1/3% to 20%; and

3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Trustees of the Trust recommends that you vote “FOR” each of the Proposals outlined above and described in the Proxy Statement.

Your vote is important to us regardless of the number of shares you own or in which you have a voting interest. Voting your shares early will eliminate the need for follow-up mail and telephone solicitation. Whether or not you plan to attend the Meeting, please read the Proxy Statement and follow the instructions on the proxy card(s) or voting instruction card(s), as applicable, for voting by mail, touch-tone telephone or on the Internet. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Okapi Partners LLC (“Okapi Partners”), reminding you to vote your shares. If you have any questions about the Proposals or the voting instructions, please call Okapi Partners, our proxy solicitor, toll-free at 844-343-2623 (Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern Time). Thank you for your time in considering these important Proposals and for your continued support of the Funds.

The Meeting will be held on March 10, 2023, beginning at 10:00 a.m. Mountain Time at the offices of Smead Capital Management, Inc., 2777 East Camelback Road, Suite 375, Phoenix, Arizona 85016. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold a meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website at https://smeadcap.com/smead-funds. We encourage you to check the website prior to the Meeting if you plan to attend the Meeting in person. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

Only shareholders present in person (or virtually, if available) or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

Sincerely,

/S/
Cole Smead
Chief Executive Officer and Portfolio Manager Smead Capital Management, Inc.

The Investment Adviser to Smead International Value Fund and Smead Value Fund

SMEAD FUNDS TRUST

Smead International Value Fund

Smead Value Fund

Smead Capital Management, Inc.

2777 East Camelback Road, Suite 375

Phoenix, AZ 85016

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

to be held on March 10, 2023

January [16], 2023

Dear Shareholder:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the “Meeting”) of each of the above-named series (each a “Fund” and, collectively, the “Funds”) of Smead Funds Trust (the “Trust”) will be held on March 10, 2023, at 10:00 a.m. Mountain Time. The Meeting will be held at the offices of Smead Capital Management, Inc. (“Smead”), 2777 East Camelback Road, Suite 375, Phoenix, Arizona 85016.

At the Meeting, shareholders of each Fund will be asked to consider and act upon the following proposals (each, a “Proposal” and collectively, the “Proposals”):

Proposal

1.  To approve an amendment to the fundamental investment policy regarding industry concentration.

2.  To approve an amendment to the Trust’s Declaration of Trust to lower the quorum requirement for a shareholders’ meeting from 33-1/3% to 20%.

3.  To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned Fund shares at the close of business on December 15, 2022 (“Record Date”). If you attend the Meeting, you may vote your shares, or provide your voting instructions, in person. If you do not expect to attend the Meeting, please review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s) or voting instruction card(s). If you have any questions about the Proposals or the voting instructions, please call Okapi Partners, our proxy solicitor, toll-free at 844-343-2623. The appointed proxies will vote in their discretion on any other business, including any vote on adjournments, as may properly come before the Meeting or any adjournments or postponements thereof. Any proposal submitted to a vote at the Meeting by anyone other than the officers or trustees of the Funds may be voted on only in person or by written proxy.

Each Fund will admit to the Meeting: (1) all shareholders of record of the Fund as of the Record Date, (2) persons holding proof of beneficial ownership thereof at the Record Date, such as a letter or account statement from a broker, (3) persons who have been granted valid proxies and (4) such other persons that the Fund, in its sole discretion, may elect to admit. All persons wishing to be admitted to the Meeting must present photo identification. If you plan to attend the Meeting and vote in person, please let us know by calling (toll free) 877-701-2883.

Unless proxy cards or voting instruction cards, submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy cards or voting instruction cards, they will not be voted. If no instructions are specified on a proxy card or voting instruction card, shares will be voted “FOR,” “ABSTAIN,” or “AGAINST” on any other matters, including any vote on adjournments, acted upon at the Meeting in the discretion of the persons named as proxies. If you own shares of more than one Fund, you must submit separate proxy card(s) or voting instruction card(s) for each Fund in which you own shares.

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Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on March 10, 2023: This Notice and the Proxy Statement are available on the Internet at www.OkapiVote.com/Smead.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF A FUND YOU OWN.

PLEASE VOTE PROMPTLY.

You may receive more than one proxy card depending on how you hold shares of a Fund. Please fill out and return each proxy card.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to review the enclosed materials and follow the instructions that appear on the enclosed proxy card(s), which includes instructions for voting by telephone and by Internet.

If voting by mail, you are requested to:

•	indicate your instructions on the proxy card;

•	date and sign the proxy card;

•	mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

•	allow sufficient time for the proxy card to be received prior to the date of the Meeting.

In addition to voting by mail, you may also vote by either telephone or via the Internet, as follows:

To vote by telephone:	To vote by Internet:

(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE NOTE: If the Funds decide to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website at https://smeadcap.com/smead-funds. We encourage you to check the website prior to the Meeting if you plan to attend the Meeting in person. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system. You do not need to attend the Meeting if you submit your votes on the proposals by proxy promptly.

To avoid the additional expense to the Funds of further solicitation, we ask for your cooperation in voting your proxy promptly, no matter how large or small your holdings may be.

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By order of the Board of Trustees,

/S/
Heather Peterson Secretary of the Trust

January [16], 2023

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Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	John B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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Important Information to Help You Understand and Vote on the Proposals

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

Questions and Answers

Q. Why are you sending me this information?

A. You are receiving these proxy materials—which include the Proxy Statement and your proxy card or voting instruction card—because you have the right to vote on important Proposals concerning one or more of the Funds. Each of these Proposals is described below.

Proposal 1: To Amend Fundamental Investment Policy Regarding Industry Concentration

Q. What is a fundamental investment policy?

A. The Investment Company Act of 1940, as amended (the “1940 Act”), requires registered investment companies, such as the Funds, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as “fundamental” policies. The Funds’ policy regarding industry concentration is a “fundamental” policy.

Q. What is the purpose of the proposed change described in Proposal 1, why is the Board recommending the change and how will the change benefit shareholders?

A. Generally, the purpose of the proposed change is to increase each Fund’s investment flexibility by removing what the Board and Smead Capital Management, Inc. (“Smead”) believe to be an unnecessarily restrictive policy relative to industry concentration. The proposed change is intended to benefit each Fund and its shareholders by providing each Fund with greater flexibility to (i) pursue its investment objective and principal investment strategies, (ii) follow an investment discipline which seeks to avoid the premature sale of a portfolio holding that continues to meet the Fund’s investment criteria and/or (iii) respond to a changing regulatory and investment environment.

Q. Will this change result in changes to the Funds’ investment approach?

A. If approved, the Funds will continue to be managed subject to the applicable limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as each Fund’s investment objective, strategies and policies. Although in the near term, each Fund may take advantage of the greater flexibility provided by the amendment of its fundamental investment policy relating to industry concentration, the Funds will continue to be managed pursuant to their current investment guidelines and Smead does not anticipate material changes to any of the Fund’s principal investment strategies.

Proposal 2: To Amend Declaration of Trust to Lower Quorum Requirement

Q. What is the purpose of the proposed change described in Proposal 2, why is the Board recommending the change and how will the change benefit shareholders?

A. “Quorum” refers to the number of shareholders that must be present at a shareholder meeting (in person or by proxy) in order for a vote to be taken. Presently, except when a larger quorum is required by applicable law, the Trust’s By-Laws or the Trust’s Declaration of Trust, 33-1/3% of the outstanding shares entitled to vote constitutes a quorum. The Funds have a wide shareholder base, which can make it very difficult to obtain a sufficient number of responses from shareholders to achieve a quorum at a shareholder meeting. Obtaining responses may require substantial time, money and resources, which could result in considerable costs and expenses to the Funds. Therefore, the Board recommends that shareholders vote to reduce the

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shareholder quorum requirement to 20% in order to reduce Fund expenses incurred through proxy solicitation efforts. Because the quorum requirement is set forth in a governing document called a Declaration of Trust, the quorum requirement may only be amended with approval of shareholders. Therefore, at the Meeting, shareholders are being asked to approve an amendment to the Trust’s Declarations of Trust that will lower the quorum requirement.

Although the lower quorum requirement will allow for the approval of some matters by shareholders with fewer shares represented, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the 1940 Act requires that certain items, such as changes to fundamental investment restrictions, as outlined in Proposal 1, material amendments to investment advisory agreements and mergers between two affiliated funds, be approved by a majority of a Fund’s outstanding voting securities. Under the 1940 Act, the vote of a “majority of the outstanding voting securities” means the affirmative vote of (1) 67% or more of the voting securities present at a shareholder meeting or represented by proxy, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. The reduced quorum requirement will not affect such matters.

All Proposals

Q. What will happen if shareholders do not approve the Proposals?

A. If shareholders of either Fund do not approve the proposed change to the fundamental investment policy for the that Fund as set forth in Proposal 1, such Fund’s current fundamental investment policy will remain in effect. If shareholders do not approve the lowering of the quorum for holding a shareholder meeting as set forth in Proposal 2, the current quorum of 33 1/3% will remain in effect.

Proposal 1 will be voted on separately by each Fund. Proposal 2 will be voted on collectively by the Funds. Proposal 1 is not contingent upon the approval of Proposal 2, and Proposal 2 is not contingent upon the approval of Proposal 1. If Proposal 1 is approved by the shareholders of only one Fund, then that Fund’s fundamental investment policy relative to industry concentration will change as described in the Proxy Statement, and the other Fund’s current fundamental investment policy relative to industry concentration will remain in effect.

Q. How does the Board recommend that I vote with respect to each Proposal?

A. After careful consideration, the Board believes the Proposals are in the best interests of each respective Fund and recommends that you vote “FOR” each Proposal.

Q. Who will pay for the Proxy Statement and related costs?

A. The costs associated with the preparation, printing and mailing of this Proxy Statement and enclosed proxy card, as well as other expenses associated with the Meeting, including any proxy solicitation costs, will be borne equally by the Funds and Smead, with the Funds sharing 50% of such costs based on their relative net assets. The aggregate amount of such costs is estimated to be approximately $320,000.

Q. How do I vote my shares?

A. Please indicate your voting instructions on the enclosed proxy card or voting instruction card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting the proxy card or voting instruction card by mail, you may vote by telephone, the Internet, or in person. To vote by telephone or the Internet, please follow the instructions listed on the proxy card or voting instruction card. If you will attend the Meeting and vote in person, please let us know by calling (toll free) 877-701-2883.

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Q. Whom should I call for additional information about the Proxy Statement?

A. If you have any questions about any Proposal or need assistance voting your shares, please call Okapi Partners, our proxy solicitor, toll-free at 844-343-2623.

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SMEAD FUNDS TRUST

Smead International Value Fund

Smead Value Fund

Joint Proxy Statement

Joint Special Meeting of Shareholders

to be held on March 10, 2023

This Joint Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Smead Funds Trust (the “Trust”), on behalf of each of the above-named series (each a “Fund” and, collectively the “Funds”), to be voted at a Joint Special Meeting of Shareholders (the “Meeting”) to be held on March 10, 2023, at 10:00 a.m. Mountain Time. The Meeting will be held at the offices of Smead Capital Management, Inc. (“Smead”), 2777 East Camelback Road, Suite 375, Phoenix, Arizona 85016. The Meeting will be held for the purposes set forth below and described in greater detail in this Proxy Statement.

At the Meeting, shareholders of each Fund will be asked to consider and act upon the following Proposals:

Proposal

1.  To approve an amendment to the fundamental investment policy regarding industry concentration.

2.  To approve an amendment to the Trust’s Declaration of Trust to lower the quorum requirement for a shareholders’ meeting from 33-1/3% to 20%.

3.  To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of a Fund at the close of business on December 15, 2022 (the “Record Date”). Each shareholder is entitled to one vote for each share owned on the Record Date and proportionate fractional vote for any fraction of a share owned.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the Proposals. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated proxy, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation in the open Meeting, in all cases prior to the exercise of the authority granted in the proxy.

The Board knows of no other business that will be presented for consideration. If any other matters are properly presented, the persons named as proxies in the enclosed proxy will vote the proxies in accordance with their judgment on such matters.

The date of the first mailing of the proxy statement will be on or about January [16], 2023. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.

In the event that the necessary quorum to transact business or the vote required to approve or reject any Proposal is not obtained by the date of the Meeting, those present in person or by proxy may, by majority vote of the shares represented at the Meeting, approve one or more adjournments of the Meeting to permit further solicitation of proxies.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the proxy form included with this Proxy Statement by mail or attend the Meeting in person.

Important Notice Regarding the Availability of Proxy Materials

for the Joint Shareholder Meeting To Be Held on March 10, 2023:

This Proxy Statement is available at www.OkapiVote.com/Smead, or by contacting Okapi Partners (toll-free) at 844-343-2623. To obtain directions to attend the Meeting, please call the Funds (toll-free) at 877-701-2883. For a free copy of the Funds’ latest annual and/or semi-annual report, call (toll-free) 877-807-4122 or visit the Funds’ website at https://smeadcap.com/smead-funds or write to:

Smead Funds

c/o UMB Fund Services, Inc.

P.O. Box 2175

Milwaukee, Wisconsin 53201-2175

PROPOSAL 1

APPROVAL OF CHANGE IN FUNDAMENTAL INVESTMENT RESTRICTION

REGARDING INDUSTRY CONCENTRATION

Discussion of Proposed Modification

Each Fund currently has a fundamental investment restriction that prohibits the Fund from concentrating its investments in any one industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the Securities and Exchange Commission (the “SEC”) staff has taken the position that investment of more than 25% of a Fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. It is possible that this interpretation of concentration could change in the future. If the SEC staff’s interpretation of concentration were to change from its current position, the Funds would not be able to change the investment restriction with respect to concentration without seeking shareholder approval. Unlike the Funds’ current investment policy, the proposed investment policy does not state a percentage limitation. Accordingly, the Funds’ proposed investment policy would give each Fund the flexibility to take advantage of any future changes in the interpretation of “concentration” under the 1940 Act without the Board of Trustees or shareholders taking further action.

Each Fund’s current fundamental investment restriction regarding concentration of investments, which is consistent with the SEC staff interpretation, reads as follows:

Current:	The Fund may not invest 25% or more of its net assets, calculated at the time of purchase and taken at fair market value, in securities of issuers in any one industry or group of industries (other than U.S. Government securities).

If the proposed amendment is approved by shareholders, each Fund’s fundamental investment restriction regarding concentration of investments would read:

Proposed:	The Fund may not concentrate its investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

The Adviser does not currently anticipate that this Proposal will cause significant changes to either Fund’s investment portfolio.

Shareholder Approval: Approval of the Proposal will require the affirmative vote of a majority of the outstanding shares of each Fund which, for these purposes, is the vote of (1) 67% or more of the voting securities present at the Meeting or represented by proxy, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

Proposal 1 will be voted on separately by each Fund. If Proposal 1 is approved by the shareholders of only one Fund, then that Fund’s fundamental investment policy relative to industry concentration will change as described in the Proxy Statement, and the other Fund’s current fundamental investment policy relative to industry concentration will remain in effect.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND APPROVE THIS PROPOSAL.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE DECLARATION OF TRUST TO

LOWER THE QUORUM REQUIREMENT

Discussion of Proposed Modification

Presently, in order for shareholders of the Funds to vote on a matter, 33-1/3% of the outstanding shares entitled to vote constitutes a quorum, unless a larger quorum is required by applicable law, the Trust’s By-Laws or the Trust’s Declaration of Trust. “Quorum” represents the number of shareholders that must be present at a meeting, in person or by proxy, for a shareholder vote taken at the meeting to be valid. The present quorum requirement places considerable cost burdens on the Funds due to the expenses related to proxy voting. It is generally quite difficult to get shareholders to vote in connection with a shareholder meeting. Given the diverse and widely held shareholder base for the Funds, it can be costly and time consuming to get a quorum of shareholders. These costs include printing and mailing follow-up requests asking shareholders to vote, and retaining third-party proxy solicitation firms to directly contact shareholders and ask them to vote. Further, there is a risk that a shareholder vote on an important matter is essentially unobtainable as a result of the difficulties in getting shareholders to vote. Therefore, the Board recommends that shareholders approve the proposal to amend the Trust’s Declaration of Trust to reduce the shareholder quorum requirement from 33-1/3% to 20%, unless a larger quorum is required by applicable law, the Trust’s By-Laws or the Trust’s Declaration of Trust.

The Trust’s current quorum requirement for shareholder meetings is set forth in Declaration of Trust as follows:

Current:	Except when a larger quorum is required by applicable law, by the By-Laws or by the Declaration of Trust, one-third (33-1/3%) of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When any one or more series (or classes) is to vote separate from any other series (or classes) of shares, one-third (33-1/3%) of the outstanding shares of each such series (or class) entitled to vote shall constitute a quorum at a shareholders’ meeting of that series (or class). Except when a larger vote is required by any provision of the Declaration of Trust or the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the outstanding shares voted shall decide any questions, including the election of Trustees, provided that where any provision of law or of the Declaration of Trust requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the outstanding shares of that series (or class) voted on the matter shall decide that matter insofar as that series (or class) is concerned.

If the proposed amendment is approved by shareholders, the Trust’s Declaration of Trust would read:

Proposed:	Except when a larger quorum is required by applicable law, by the By-Laws or by the Declaration of Trust, one-fifth (20%) of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. When any one or more series (or classes) is to vote separate from any other series (or classes) of shares, one-fifth (20%) of the outstanding shares of each such series (or class) entitled to vote shall constitute a quorum at a shareholders’ meeting of that series (or class). Except when a larger vote is required by any provision of the Declaration of Trust or the By-Laws or by applicable law, when a quorum is present at any meeting, a majority of the outstanding shares voted shall decide any questions, including the election of Trustees, provided that where any provision of law or of the Declaration of Trust requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the outstanding shares of that series (or class) voted on the matter shall decide that matter insofar as that series (or class) is concerned.

It is important to note that a reduction in the shareholder quorum requirement only reduces the number of shareholders that must be present in order for a valid vote to be taken. This Proposal does not change the percentage of votes needed to approve a matter after a quorum has been achieved. Also, for certain matters, such as changes to fundamental investment restrictions, material amendments to investment advisory agreements and mergers between two affiliated funds, the 1940 Act requires more than 20% of shareholders to be present. For example, a material change to the Funds’ investment advisory agreement, or an entirely new advisory agreement, cannot be approved without the vote of shareholders owning (1) 67% or more of the voting securities present at a shareholder meeting or represented by proxy, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. Proposal 2 will not reduce the quorum requirement below the levels specifically required by the 1940 Act.

Shareholder Approval: Approval of the Proposal will require the affirmative vote of a majority of the outstanding shares voted on the matter, voting together as a group. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS APPROVE THIS PROPOSAL.

INFORMATION ABOUT SERVICE PROVIDERS

Investment Adviser

Smead Capital Management, Inc., located at 2777 East Camelback Road, Suite 375, Phoenix, Arizona 85016, is the investment adviser for the Funds. The Adviser was established in July of 2007.

Custodian and Administrator

Effective December 1, 2022, The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60603, began serving as the administrator and custodian for the Funds. Prior to that date, State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, served in this capacity.

Distributor

UMB Distribution Services, LLC, 235 West Galena Street, Milwaukee, Wisconsin 53212, acts as each Fund’s principal underwriter.

VOTING SECURITIES AND VOTING INFORMATION

General Information; Quorum Requirements; Required Vote

As of December 15, 2022, the Record Date, there were 1,512,903.66 shares of beneficial interest of the Smead International Value Fund issued and outstanding, consisting of the Investor Class shares, Class A shares, Class C shares, Class I1 shares, and Class Y shares and 67,788,720.51 shares of beneficial interest of the Smead Value Fund issued and outstanding, consisting of Investor Class shares, Class A shares, Class C shares, Class I1 shares, Class R1 shares, Class R2 shares and Class Y shares. Only shareholders of record on the Record Date are entitled to vote at the Meeting. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

The presence, in person or by proxy, of the holders of at least 33 1/3% of the outstanding shares of beneficial interest of each Fund entitled to vote is necessary to constitute a quorum for such Fund at the Meeting. For each Fund, if a quorum is present or represented by proxy at the Meeting, each Proposal will be voted on as follows:

Proposal 1:	Approval of Proposal 1 requires the affirmative vote of a majority of the outstanding shares of each Fund, voting separately. For this purpose, a “majority of the outstanding shares” of a Fund means the vote of (1) 67% or more of the voting securities present at the Meeting or represented by proxy, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less.

Proposal 2:	Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding shares of the Funds voted on the matter, voting together as a group.

Proposal 1 is not contingent upon the approval of Proposal 2, and Proposal 2 is not contingent upon the approval of Proposal 1. If Proposal 1 is approved by the shareholders of only one Fund, then that Fund’s fundamental investment policy relative to industry concentration will change as described in the Proxy Statement, and the other Fund’s current fundamental investment policy relative to industry concentration will remain in effect.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a Proposal, the shares will be voted in favor of such Proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

Treatment of Abstentions and Broker Non-Votes

Quorum. For purposes of determining a quorum, abstentions will be treated as present and entitled to vote. “Broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will not be treated as present or entitled to vote, and therefore will not be counted for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the Proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that Proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of Proposal 1 and Proposal 2 (but will not be treated as broker non-votes for other proposals, including adjournment of the Meeting). A quorum must be present for each Fund in order for that Fund to hold the Meeting.

Required Vote. For purposes of the vote required to approve each Proposal, abstentions have the effect of a vote AGAINST the Proposal, while broker non-votes are not considered “votes cast” and therefore have no effect on the outcome of the Proposal.

Adjournments of the Meeting

If (a) a quorum is not present at the Meeting, or (b) a quorum is present but sufficient votes in favor of a Proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to the relevant Fund to permit further solicitation of proxies. The persons named as proxies will vote those proxies that such persons are required to vote FOR the Proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such Proposal against such adjournment.

The Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present. Broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. Notice of adjournment of the Meeting to another time or place need not be given, if such time and place are announced at the Meeting and the adjourned meeting is held within a reasonable time after the date set for the original Meeting. At any adjourned meeting, the Trust may transact any business which might have been transacted at the original Meeting.

REVOCATION OF PROXIES

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

•	delivering written notice of the proxy’s revocation to the Secretary of the Trust at the above address prior to the Meeting;

•	submitting a properly-executed proxy bearing a later date, but dated prior to the date of the Meeting;

•	submitting a subsequent telephone or Internet vote; or

•	attending and voting in person at the Meeting.

SOLICITATION OF PROXIES

We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. The costs associated with the preparation, printing and mailing of this Proxy Statement and enclosed proxy card, as well as other expenses associated with the Meeting, including any proxy solicitation costs, will be borne equally by the Funds and Smead, with the Funds sharing 50% of such costs based on their relative net assets. The aggregate amount of such costs are estimated to be approximately $320,000. Employees of Smead may make solicitations to obtain the necessary shareholder representation at the Meeting, but will receive no additional compensation for doing so. We, or our appointed agent, will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

HOUSEHOLDING

In an effort to decrease costs, each Fund intends to reduce the number of duplicate Proxy Statements you receive by sending only one copy of the Proxy Statement to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household unless a Fund has received contrary instructions from one or more of the shareholders of the shared address. If you would like a separate copy of this Proxy Statement, please call Okapi Partners toll-free at 844-343-2623 or write to the Funds (c/o Smead Capital Management, Inc., 2777 East Camelback Road, Suite 375, Phoenix, AZ 85016). Once the Funds receive notice to stop householding, we will begin sending individual copies to you promptly after receiving your request. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request delivery of a single copy of documents in the future, please call the toll-free number or write to the address above.

OTHER BUSINESS

The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of a Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the respective Fund and its respective shareholders.

The Trust does not hold annual meetings of shareholders. There normally will be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders wishing to submit proposals for inclusion in the proxy statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of Smead Funds Trust at 2777 East Camelback Road, Suite 375, Phoenix, Arizona 85016. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

FUND DOCUMENTS

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

1.	Prospectus and Statement of Additional Information (“SAI”) of the Funds dated March 30, 2022, each as supplemented July 13, 2022 and November 4, 2022;

2.	Annual Report to Shareholders of the Smead Value Fund, including financial statements for the fiscal year ended November 30, 2021; and

3.	Semi-Annual Report to Shareholders of the Smead International Value Fund and Smead Value Fund, including financial statements for the six-month period ended May 31, 2022.

The most recent annual report for the Smead Value Fund, including audited financial statements for the fiscal year ended November 30, 2021, and most recent semi-annual report for the Smead International Value Fund and Smead Value Fund, including financial statements for the six-month period ended May 31, 2022, have been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please contact the Funds at the address set forth on the first page of this Proxy Statement or by calling 877-807-4122, and they will be sent to you within one (1) business day of receipt of your request by first class mail.

SHARE OWNERSHIP

Principal Shareholders

To the knowledge of the Trust’s management, no persons were the beneficial or record owners of more than 5% of the outstanding shares of a Fund or class thereof as of the Record Date, except as set forth in Appendix A.

Ownership of Trustees and Officers

As of the Record Date, the Trustees and officers of the Trust, as a group, beneficially owned more than 1% of the outstanding shares of the Smead International Value Fund, and less than 1% of the outstanding shares of the Smead Value Fund.

PROXY SOLICITATION

Proxy solicitations will be made primarily by mail, but representatives of Smead may solicit proxies by means of mail, telephone, or other electronic communications. The Trust has retained Okapi Partners LLC, located at 1212 Avenue of the Americas, 17th Floor, New York, NY 10036, to aid in the solicitation of proxies. The costs associated with the preparation, printing and mailing of this Proxy Statement and enclosed proxy card, as well as other expenses associated with the Meeting, including any proxy solicitation costs, will be borne equally by the Funds and Smead, with the Funds sharing 50% of such costs based on their relative net assets. The aggregate amount of such costs are estimated to be approximately $320,000. Smead also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Funds.

As the Meeting date approaches, shareholders who have not yet voted may receive a call from a representative of Smead or Okapi Partners. Authorization to permit Smead or Okapi Partners to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Trust believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, Smead or the Okapi Partners’ representative is required to ask the shareholder for the shareholder’s full name, address and title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation).

If the shareholder information solicited agrees with the information provided to Smead or Okapi Partners by the Trust or its designees, Smead or the Okapi Partners’ representative has the responsibility to explain the process, and ask for the shareholder’s instructions on the relevant Proposal(s). Smead or the Okapi Partners’ representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Smead or the Okapi Partners’ representative will record the shareholder’s instructions on the card. Within 72 hours, Smead, the Okapi Partners’ representative or the Trust’s designees will send the shareholder a letter or email to confirm the shareholder’s vote and asking the shareholder to call Smead or the Okapi Partners’ representative immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Appendix A

As of the Record Date, the following persons were the beneficial or record owners of more than 5% of the outstanding shares of a Fund or class thereof. Any shareholder that owns 25% or more of the outstanding shares of a Fund or a class of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or that class of the Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

Fund	Share Class	Name and Address*	Number of Shares	% of Outstanding Shares by Class	% of Outstanding Shares by Fund
Smead Int’l Value Fund			1,512,903.66 (Total)
	Class A	TD Ameritrade Inc Cust Our Customers Omaha, NE 68103-2226	37,720.865	69.49%	2.49%
	Class A	National Financial Services LLC Jersey City, NJ 07310	14,443.650	26.61%	0.95%
	Class C	Charles Schwab & Co. Inc. Special Custody A/C FBO Cust San Francisco, CA 94105	4,860.546	97.82%	0.32%
	Class I1	William Smead Paradise Valley, AZ 85253	93,894.722	11.77%	6.21%
	Class I1	Charles Schwab & Co Inc. Special Custody A C FBO Customers San Francisco, CA 94105	506,116.363	63.44%	33.45%
	Class I1	National Financial Services Customer The Sole Benefit of Jersey City, NJ 07310	58,955.678	7.39%	3.90%
	Class I1	Charles Schwab & Co Inc Special Custody A/C FBO Customers San Francisco, CA 94105	61,312.340	7.69%	4.05%
	Investor Class	Skamokawa Living Trust Kaydee A Smead Phoenix, AZ 85018	102.825	26.67%	0.01%
	Investor Class	The Timothy A Gaar Living Trust Trustee Timothy A Gaar Trustee Indio, CA 92201	234.582	60.85%	0.02%
	Investor Class	Barry Rougeau Phoenix, AZ 85001	48.110	12.48%	0.00%

Fund	Share Class	Name and Address*	Number of Shares	% of Outstanding Shares by Class	% of Outstanding Shares by Fund
Smead Value Fund			67,788,720.51 (Total)
	Class A	Charles Schwab and Co Inc Special Custody AC FBO Cust San Francisco, CA 94105	1,419,493.467	22.56%	2.09%
	Class A	TD Ameritrade Inc Cust Our Customers Omaha, NE 68103	348,986.088	5.55%	0.51%
	Class A	Merrill Lynch Pierce Fenner and Smith Inc For the Sole Benefit of Jacksonville, FL 32246	498,741.048	7.93%	0.74%
	Class C	Charles Schwab & Co. Inc. Special Custody A/C FBO Cust San Francisco, CA 94105	44,498.904	7.17%	0.07%
	Class C	Pershing LLC Jersey City, NJ 07399	57,045.980	9.20%	0.08%
	Class C	Wells Fargo Clearing Services LLC Saint Louis, MO 63103	309,515.392	49.89%	0.46%
	Class C	Merrill Lynch Pierce Fenner and Smith Inc For the Sole Benefit of Jacksonville, FL 32246	193,964.576	31.27%	0.29%
	Class I1	Charles Schwab and Co Inc Special Custody AC FBO Cust San Francisco, CA 94105	4,540,744.249	8.43%	6.70%
	Class I1	Wells Fargo Clearing Services LLC Saint Louis, MO 63103	4,587,583.634	8.52%	6.77%
	Class I1	National Financial Services Cust The Sole Benefit of Jersey City, NJ 07310	17,120,054.845	31.80%	25.26%
	Class I1	Merrill Lynch Pierce Fenner and Smith Inc For the Sole Benefit of Jacksonville, FL 32246	12,577,618.717	23.36%	18.55%
	Class I1	UBS WM USA 000 11011 6100 Weehawken, NJ 07086	4,923,989.149	9.15%	7.26%
	Class R1	Merrill Lynch Pierce Fenner and Smith Inc For the Sole Benefit of Jacksonville, FL 32246	3,473.022	100.00%	0.01%
	Class R2	Merrill Lynch Pierce Fenner and Smith Inc For the Sole Benefit of Jacksonville, FL 32246	861.977	83.21%	0.00%

Fund	Share Class	Name and Address*	Number of Shares	% of Outstanding Shares by Class	% of Outstanding Shares by Fund
	Class R2	Ascensus Trust Company FBO The Pbayer LLC Savings Plan 490757 Fargo, ND 58106	173.903	16.79%	0.00%
	Class Y	The Fulton Company c/o Fulton Financial Advisors Lancaster, PA 17604	1,083,691.838	19.49%	1.60%
	Investor Class	Charles Schwab and Co, Inc. Special Custody A C FBO Cust San Francisco, CA 94105	296,354.944	19.35%	0.44%
	Investor Class	Merrill Lynch Pierce Fenner and Smith Inc For the Sole Benefit of Jacksonville, FL 32246	86,912.007	5.67%	0.13%
	Investor Class	National Financial Services Cust The Sole Benefit of Jersey City, NJ 07310	838,281.812	54.74%	1.24%

* The Trust believes that the entities in the above, the holders of record of these shares, are not the beneficial owners of such shares.

PROXY		PROXY
SMEAD FUNDS TRUST
JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 10, 2023
2777 EAST CAMELBACK ROAD, SUITE 375, PHOENIX, AZ 85016

[INSERT FUND NAME HERE]

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF SMEAD FUNDS TRUST (THE “TRUST”). The undersigned shareholder(s) of the above-mentioned Fund (the “Fund”) hereby appoints Cole Smead and Steve LeMire or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders to be held on March 10, 2023 at 10 a.m., Mountain Time, at the offices of Smead Capital Management, Inc. (“Smead”), 2777 East Camelback Road, Suite 375, Phoenix, Arizona 85016 and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE JOINT SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENTS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” THE PROPOSALS SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

THERE ARE 3 EASY WAYS TO VOTE YOUR PROXY:

1. By Phone: Call Okapi Partners toll-free at: (844) 343-2623 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 10:00 PM (EST).

OR

2. By Internet: Refer to your proxy card for the control number and go to: WWW.OKAPIVOTE.COM/SMEAD2023 and follow the simple on-screen instructions.

OR

3. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1 or 2 to ensure that your vote is received and registered in time for the meeting on March 10, 2023.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2

		FOR	AGAINST	ABSTAIN
1.	To approve an amendment to the Fund’s fundamental investment policy regarding industry concentration.	☐	☐	☐

2.	To approve an amendment to the Trust’s Declaration of Trust to lower the quorum requirement for a shareholders’ meeting from 33-1/3% to 20%.	☐	☐	☐

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

You may have received more than one proxy card due to multiple investments in the Funds.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 10, 2023

THE PROXY STATEMENT AND THE NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/SMEAD